CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF THE SERIES D CONVERTIBLE PREFERRED STOCK OF DSG GLOBAL INC.

The undersigned, the Chief Executive Officer of DSG Global Inc., a Nevada corporation (the "Company"), in accordance with the provisions of the Nevada Revised Statutes, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Company, the following resolution creating a series of preferred stock, designated as Series D Convertible Preferred Stock, was duly adopted on May 2 2018, as follows:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Articles of Incorporation of the Company (the "Articles of Incorporation"), there hereby is created out of the shares of the Company's preferred stock, par value $0.001 per share, of the Company authorized in Article 4 of the Articles of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Company, to be named "Series D Convertible Preferred Stock," consisting of 1,000,000 shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

1. Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"). The maximum number of shares of Series D Preferred Stock shall be 1,000,000 shares. The Series D Preferred Stock shall rank senior to the Company's common stock, par value $0.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series D Preferred Stock ("Junior Stock").

2. Dividends. So long as any shares of Series D Preferred Stock are outstanding, the Company shall not declare, pay or set apart for payment any dividend or make any distribution on any Junior Stock.

3. Voting Rights.

(a) Class Voting Rights. The Series D Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). So long as any shares of the Series D Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, privilege or voting power of the Series D Preferred Stock;

(b) General Voting Rights. Except with respect to transactions upon which the Series D Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Nevada law, the Series D Preferred Stock shall have no voting rights. The Common Stock into which the Series D Preferred Stock is convertible shall, upon issuance,

have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Preferred Stock.

4. Liquidation Preference.

(a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $1.00 per share (the "Liquidation Preference Amount") of the Series D Preferred Stock plus any accrued and unpaid dividends before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount plus any accrued and unpaid dividends payable to the holders of outstanding shares of the Series D Preferred Stock and any series of Preferred Stock or any other class of stock ranking pari passu, as to rights on liquidation, dissolution or winding up, with the Series D Preferred Stock, then all of said assets will be distributed among the holders of the Series D Preferred Stock and the other classes of stock ranking pari passu with the Series D Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series D Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series D Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series D Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D Preferred Stock has been paid in cash the full Liquidation Preference Amount plus any accrued and unpaid dividends to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount plus any accrued and unpaid dividends to which each holder is entitled, such holders of shares of Series D Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

(b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series D Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result which is inconsistent therewith.

(c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

5. Conversion. The holder of Series D Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

(a) Right to Convert. At any time on or after six months from the Issuance Date, the holder of any such shares of Series D Preferred Stock may, at such holder's option, elect to convert (a "Voluntary Conversion") shares of Common Stock equal to the Conversion Ratio (as defined in Section 5(c) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. In the event of a notice of redemption of any shares of Series D Preferred Stock pursuant to Section 7 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series D Preferred Stock. In the event of such a redemption or liquidation, dissolution or winding up, the Company shall provide to each holder of shares of Series D Preferred Stock notice of such redemption or liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of Series D Preferred Stock that will be paid or distributed on such redemption or liquidation, dissolution or winding up, as the case may be.

(b) Mechanics of Voluntary Conversion. The Voluntary Conversion of Series D Preferred Stock shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Series D Preferred Stock into full shares of Common Stock on any date (the " Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., P.S.T time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company at **Suite 214, 5500 152nd Street, Surrey B.C ,V3S 5A5**, Attention: Chief Financial Officer, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date the original certificates representing the shares of Series D Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

(ii) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of a copy of the fully executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the fully executed Conversion Notice, issue and deliver to the Holder as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series D Preferred Stock being converted, then the Company shall, as soon as practicable and in no event later than three (3) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series D Preferred Stock not converted.

(iii) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv) Leak-Out. Upon conversion pursuant to this Section 5, the Common Stock acquired will be subject to the following leak-out formula. At the time of conversion, if the Company's Common Stock is trading at $0.35 per share or less, each Holder will be permitted to trade twenty percent (20%) (the "Trading Cap") of the Company's average trading volume on the OTC QB or OTC Pink (as applicable) for the past ten (10) trading days multiplied by the percentage of outstanding shares of Series D Preferred Stock the Holder originally held on the Conversion Date. If the Company's shares of Common Stock are trading above $0.50 per share, then the Trading Cap shall be increased to thirty percent (30%) using the same formula.

(c) Conversion Ratio.

(i) The term "Conversion Ratio" shall mean one share of Series D Preferred Stock shall be convertible into five shares of Common Stock hereof, effect.

(d) Adjustments of Conversion Ratio.

(i) Adjustments for Stock Splits and Combinations. If the Company shall at any time following twelve months after the Issuance Date (A) effect a stock split of the outstanding Common Stock, the Conversion Ratio shall be proportionately increased; or (B) combine the outstanding shares of Common Stock, the Conversion Ratio shall be proportionately decreased. Any adjustments under this Section 5(d)(i) shall be effective at the close of business on the date the stock split or combination becomes effective. During the first twelve months from the Issuance Date, no adjustments shall made under this section 5(d)(i).

(ii) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series D Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(d)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(d)(v)), then, and in each event, an appropriate revision to the Conversion Ratio shall be made and provisions shall be made (by adjustments of the Conversion Ratio or otherwise) so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series D Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(iii) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(d)(i) or a reclassification, exchange or substitution of shares provided for in Section 5(d)(ii)), or a merger or consolidation of the Company with or into another

corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Ratio or otherwise) so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(d)(iii) with respect to the rights of the holders of the Series D Preferred Stock after the Organic Change to the end that the provisions of this Section 5(d)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series D Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

(e) No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment.

(f) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Ratio or number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series D Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series D Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Ratio in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or e-mail or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series D Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder

of Series D Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

(h) Reservation of Common Stock. The Company shall, so long as any shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred Stock then outstanding. The initial number of shares of Common Stock reserved for conversions of the Series D Preferred Stock and any increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series D Preferred Stock based on the number of shares of Series D Preferred Stock held by each holder of record at the time of issuance of the Series D Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series D Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series D Preferred Stock shall be allocated to the remaining holders of Series D Preferred Stock, pro rata based on the number of shares of Series D Preferred Stock then held by such holder.

(i) Retirement of Series D Preferred Stock. Conversion of Series D Preferred Stock shall be deemed to have been effected on the Conversion Date. Upon conversion of only a portion of the number of shares of Series D Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series D Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 5(b)(ii).

(j) Voluntary Reinstatement of Unconverted or Unredeemed Amount. At any time after twelve (12) months from issuance, each share of Series D Preferred Stock still in the possession of the Holder, shall be convertible at the option of the Holder thereof and without the payment of additional consideration by the Holder thereof, into a convertible promissory note (in each instance, a "Note"), which Note shall accrue interest at xx percent (xx%) per annum and be convertible into shares of the Company's common stock at the discounted conversion price of a 25% discount to the closing price of such common stock on the trading day immediately preceding the date that the Holder notifies the Company of their intention to convert under the Note.

6. No Preemptive Rights. Except as provided in Section 5 hereof and in the corresponding subscription, settlement or purchase agreement, no holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7. Redemption.

(a) Redemption Option Upon Major Transaction or by the Company. In addition to all other rights of the holders of Series D Preferred Stock contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), each holder of Series D Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series D Preferred Stock at a price per share of Series D Preferred Stock equal to the 115% of the unconverted/outstanding balance of the purchase price (the "Major Transaction Redemption Price"); provided that the Company shall have the sole option to pay the Major Transaction Redemption Price in cash or shares of Common Stock. In addition, at any time, the Company shall have the right to redeem all of such holder's shares of Series D Preferred Stock by payment of the Major Transaction Redemption Price. If the Company elects to pay the Major Transaction Redemption Price in shares of Common Stock, the price per share shall be based upon the Conversion Price then in effect on the day preceding the date of delivery of the Notice of Redemption at Option of Buyer Upon Major Transaction (as hereafter defined).

(b) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

(i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

(ii) the sale or transfer of more than 50% of the Company's assets other than inventory in the ordinary course of business in one or a related series of transactions; or

(iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

(c) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series D Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series D Preferred Stock then outstanding may require the Company to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series D Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of

Series D Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 7(a) above.

(d) Payment of Redemption Price at the Option of the Buyer. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series D Preferred Stock, the Company shall immediately notify each holder of Series D Preferred Stock by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall have the sole option to pay the Redemption Price in cash or shares of Common Stock in accordance with Sections 7(a) and (b) of this Certificate of Designation. The Company shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company. Payments provided for in this Section 8 shall have priority to payments to other stockholders in connection with a Major Transaction.

(e) Payment of Redemption Price at the Option of the Company. Upon the Company's delivery of a Notice(s) of Redemption at Option of the Company to any holder of Series D Preferred Stock, the Company shall immediately notify each holder of Series D Preferred Stock by facsimile of the Company's delivery of such Notice(s) of Redemption at Option of the Company each holder which has been sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which the Company has elected to have redeemed. The Company shall pay the Redemption Price in cash. The Company shall deliver the applicable Redemption Price within fifteen business days of the delivery of such Notice of Redemption.

8. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series D Preferred Stock into Common Stock.

9. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series D Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in

the event of any such breach or threatened breach, the holders of the Series D Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

10. Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series D Preferred Stock and shall not be construed against any person as the drafter hereof.

11. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this 25th day of ~~March~~ June, 2018.

DSG GLOBAL INC.

By: ______________________________

Name: Robert Silzer Sr.

Title: Chief Executive Officer

EXHIBIT I

DSG GLOBAL INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series D Preferred Stock of DSG Global Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of DSG Global Inc., a Nevada corporation (the "Company"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: ______

Stock certificate no(s). of Preferred Shares to be converted: ______

Please confirm the following information:

Number of shares of Common Stock
to be issued: ______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ____________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to: ______________________________
____

Facsimile Number: ______________________________

Authorization: ______________________________
By: ______________________________
Title: ______________________________

Dated: ____________________

have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Preferred Stock.

4. Liquidation Preference.

(a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $1.00 per share (the "Liquidation Preference Amount") of the Series D Preferred Stock plus any accrued and unpaid dividends before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount plus any accrued and unpaid dividends payable to the holders of outstanding shares of the Series D Preferred Stock and any series of Preferred Stock or any other class of stock ranking pari passu, as to rights on liquidation, dissolution or winding up, with the Series D Preferred Stock, then all of said assets will be distributed among the holders of the Series D Preferred Stock and the other classes of stock ranking pari passu with the Series D Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series D Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series D Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series D Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D Preferred Stock has been paid in cash the full Liquidation Preference Amount plus any accrued and unpaid dividends to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount plus any accrued and unpaid dividends to which each holder is entitled, such holders of shares of Series D Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

(b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series D Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result which is inconsistent therewith.

(c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

5. Conversion. The holder of Series D Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

(a) Right to Convert. At any time on or after six months from the Issuance Date, the holder of any such shares of Series D Preferred Stock may, at such holder's option, elect to convert (a "Voluntary Conversion") shares of Common Stock equal to the Conversion Ratio (as defined in Section 5(c) below) then in effect as of the date of the delivery by such holder of its notice of election to convert. In the event of a notice of redemption of any shares of Series D Preferred Stock pursuant to Section 7 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series D Preferred Stock. In the event of such a redemption or liquidation, dissolution or winding up, the Company shall provide to each holder of shares of Series D Preferred Stock notice of such redemption or liquidation, dissolution or winding up, which notice shall (i) be sent at least fifteen (15) days prior to the termination of the Conversion Rights (or, if the Company obtains lesser notice thereof, then as promptly as possible after the date that it has obtained notice thereof) and (ii) state the amount per share of Series D Preferred Stock that will be paid or distributed on such redemption or liquidation, dissolution or winding up, as the case may be.

(b) Mechanics of Voluntary Conversion. The Voluntary Conversion of Series D Preferred Stock shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Series D Preferred Stock into full shares of Common Stock on any date (the " Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., P.S.T time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company at **Suite 214, 5500 152nd Street, Surrey B.C ,V3S 5A5**, Attention: Chief Financial Officer, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date the original certificates representing the shares of Series D Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

(ii) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of a copy of the fully executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the fully executed Conversion Notice, issue and deliver to the Holder as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series D Preferred Stock being converted, then the Company shall, as soon as practicable and in no event later than three (3) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series D Preferred Stock not converted.

(iii) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv) Leak-Out. Upon conversion pursuant to this Section 5, the Common Stock acquired will be subject to the following leak-out formula. At the time of conversion, if the Company's Common Stock is trading at $0.35 per share or less, each Holder will be permitted to trade twenty percent (20%) (the "Trading Cap") of the Company's average trading volume on the OTC QB or OTC Pink (as applicable) for the past ten (10) trading days multiplied by the percentage of outstanding shares of Series D Preferred Stock the Holder originally held on the Conversion Date. If the Company's shares of Common Stock are trading above $0.50 per share, then the Trading Cap shall be increased to thirty percent (30%) using the same formula.

(c) Conversion Ratio.

(i) The term "Conversion Ratio" shall mean one share of Series D Preferred Stock shall be convertible into five shares of Common Stock hereof, effect.

(d) Adjustments of Conversion Ratio.

(i) Adjustments for Stock Splits and Combinations. If the Company shall at any time following twelve months after the Issuance Date (A) effect a stock split of the outstanding Common Stock, the Conversion Ratio shall be proportionately increased; or (B) combine the outstanding shares of Common Stock, the Conversion Ratio shall be proportionately decreased. Any adjustments under this Section 5(d)(i) shall be effective at the close of business on the date the stock split or combination becomes effective. During the first twelve months from the Issuance Date, no adjustments shall made under this section 5(d)(i).

(ii) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series D Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 5(d)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 5(d)(v)), then, and in each event, an appropriate revision to the Conversion Ratio shall be made and provisions shall be made (by adjustments of the Conversion Ratio or otherwise) so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series D Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(iii) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 5(d)(i) or a reclassification, exchange or substitution of shares provided for in Section 5(d)(ii)), or a merger or consolidation of the Company with or into another

corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Ratio or otherwise) so that the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share of Series D Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(d)(iii) with respect to the rights of the holders of the Series D Preferred Stock after the Organic Change to the end that the provisions of this Section 5(d)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series D Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

(e) No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment.

(f) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Ratio or number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series D Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series D Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Ratio in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or e-mail or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series D Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder

of Series D Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

(h) Reservation of Common Stock. The Company shall, so long as any shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of Common Stock equal to at least one hundred twenty percent (120%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred Stock then outstanding. The initial number of shares of Common Stock reserved for conversions of the Series D Preferred Stock and any increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series D Preferred Stock based on the number of shares of Series D Preferred Stock held by each holder of record at the time of issuance of the Series D Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series D Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series D Preferred Stock shall be allocated to the remaining holders of Series D Preferred Stock, pro rata based on the number of shares of Series D Preferred Stock then held by such holder.

(i) Retirement of Series D Preferred Stock. Conversion of Series D Preferred Stock shall be deemed to have been effected on the Conversion Date. Upon conversion of only a portion of the number of shares of Series D Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series D Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 5(b)(ii).

(j) Voluntary Reinstatement of Unconverted or Unredeemed Amount. At any time after twelve (12) months from issuance, each share of Series D Preferred Stock still in the possession of the Holder, shall be convertible at the option of the Holder thereof and without the payment of additional consideration by the Holder thereof, into a convertible promissory note (in each instance, a "Note"), which Note shall accrue interest at xx percent (xx%) per annum and be convertible into shares of the Company's common stock at the discounted conversion price of a 25% discount to the closing price of such common stock on the trading day immediately preceding the date that the Holder notifies the Company of their intention to convert under the Note.

6. No Preemptive Rights. Except as provided in Section 5 hereof and in the corresponding subscription, settlement or purchase agreement, no holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7. Redemption.

(a) Redemption Option Upon Major Transaction or by the Company. In addition to all other rights of the holders of Series D Preferred Stock contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), each holder of Series D Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series D Preferred Stock at a price per share of Series D Preferred Stock equal to the 115% of the unconverted/outstanding balance of the purchase price (the "Major Transaction Redemption Price"); provided that the Company shall have the sole option to pay the Major Transaction Redemption Price in cash or shares of Common Stock. In addition, at any time, the Company shall have the right to redeem all of such holder's shares of Series D Preferred Stock by payment of the Major Transaction Redemption Price. If the Company elects to pay the Major Transaction Redemption Price in shares of Common Stock, the price per share shall be based upon the Conversion Price then in effect on the day preceding the date of delivery of the Notice of Redemption at Option of Buyer Upon Major Transaction (as hereafter defined).

(b) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

(i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

(ii) the sale or transfer of more than 50% of the Company's assets other than inventory in the ordinary course of business in one or a related series of transactions; or

(iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

(c) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series D Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series D Preferred Stock then outstanding may require the Company to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series D Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of

Series D Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 7(a) above.

(d) Payment of Redemption Price at the Option of the Buyer. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series D Preferred Stock, the Company shall immediately notify each holder of Series D Preferred Stock by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall have the sole option to pay the Redemption Price in cash or shares of Common Stock in accordance with Sections 7(a) and (b) of this Certificate of Designation. The Company shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company. Payments provided for in this Section 8 shall have priority to payments to other stockholders in connection with a Major Transaction.

(e) Payment of Redemption Price at the Option of the Company. Upon the Company's delivery of a Notice(s) of Redemption at Option of the Company to any holder of Series D Preferred Stock, the Company shall immediately notify each holder of Series D Preferred Stock by facsimile of the Company's delivery of such Notice(s) of Redemption at Option of the Company each holder which has been sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which the Company has elected to have redeemed. The Company shall pay the Redemption Price in cash. The Company shall deliver the applicable Redemption Price within fifteen business days of the delivery of such Notice of Redemption.

8. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series D Preferred Stock into Common Stock.

9. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series D Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in

the event of any such breach or threatened breach, the holders of the Series D Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

10. Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series D Preferred Stock and shall not be construed against any person as the drafter hereof.

11. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this June 25th day of March, 2018.

DSG GLOBAL INC.

By: ______________________________
Name: Robert Silzer Sr.
Title: Chief Executive Officer

{W0352170.DOCX}

EXHIBIT I

DSG GLOBAL INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series D Preferred Stock of DSG Global Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of DSG Global Inc., a Nevada corporation (the "Company"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: ______

Stock certificate no(s). of Preferred Shares to be converted: ______

Please confirm the following information:

Number of shares of Common Stock
to be issued: ______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ____________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to: ______________________________
____

Facsimile Number: ______________________________

Authorization: ______________________________
By: ______________________________
Title: ______________________________

Dated: ____________________